EXHIBIT 32.2      CERTIFICATION OF CHIEF FINANCIAL OFFICER


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, the Principal Financial Officer (CFO) of Viking Capital Group, Inc. (the "Company") hereby certifies that to his knowledge on the date hereof:

         (1) The Quarterly Report on Form 10-QSB of the Company, for the quarter ended September 30, 2004, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 15, 2004     /s/ William J. Fossen
                              ---------------------
                              William J. Fossen
                              Chief Financial Officer




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